UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: November 30,

Date of reporting period: November 30, 2014

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

RIVERBRIDGE GROWTH FUND
Investor Class (RIVRX)
Institutional Class (RIVBX)

ANNUAL REPORT
November 30, 2014

RIVERBRIDGE GROWTH FUND
 a series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	5
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	22
Supplemental Information	23
Expense Example	27

This report and the financial statements contained herein are provided for the general information of the shareholders of the Riverbridge Growth Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.riverbridge.com

Fellow Shareholder:

The Riverbridge Growth Fund (the Fund) experienced a challenging year in 2014. The Fund underperformed its primary benchmark, the Russell 3000® Growth Index. As always, the Riverbridge Investment Team adhered to our investment style, focusing on high quality, well managed companies which we believe can increase their earnings power for sustained periods regardless of overall economic conditions. Our performance goal remains to outperform the benchmark over an entire economic cycle, typically 4-8 years.

Performance	FYTD 2014	SINCE INCEPTION
	(12/1/13- 11/30/14)	(12/31/12)
RIVRX at NAV	3.99%	19.38%
RIVBX at NAV	4.28%	19.69%
Russell 3000® Growth	16.45%	24.47%

The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please call (888) 447‐4470 for most recent month end performance. As stated in the current prospectus, the Fund’s gross and net expense ratios for the Investor Class are 2.27% and 1.27%, respectively. The Fund’s gross and net expense ratios for the Institutional Class are 2.02% and 1.02%, respectively. The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses until March 31, 2015. A redemption fee of 1.00% will be imposed on redemptions of shares within 90 days of purchase.

Market and Economic Environment

The U.S. equity market overall again registered double-digit gains in 2014. For the first time since 2011, large companies, as represented by the S&P 500®Index, outperformed the smaller ones included in the Russell 2000® Growth Index. Large caps concluded the year with a gain of 13.69%, as compared to an increase of 5.60% for small caps.

For the full year 2014, the U.S. equity market rewarded companies expected to benefit from improved economic growth. For example, the top performing stock in the S&P 500® index was Southwest Airlines, and the top sector was Utilities. This investor behavior reflected clear improvement in the U.S. economy, with home sales, job postings, and wages all increasing. A sharp decline in the price of oil also contributed to overall growth. In addition, the U.S. Federal Reserve held interest rates constant.

Outside of the United States, the environment was not nearly as hospitable. The Eurozone continued its struggle since the 2008 financial crisis. China struggled with decelerating growth. Japan formally entered a recession. The Russian economy is suffering from the effects of sanctions and the sharp depreciation of the Ruble. Consequently, while the U.S. Federal Reserve gradually started to remove stimulative programs in 2014, central banks around the world are implementing measures in an attempt to encourage economic growth.

Performance Discussion

The underperformance of the Fund in 2014 portfolio is largely the result of market rotation and style-related factors as opposed to portfolio-specific issues. Beginning in September 2013 and continuing to varying degrees through August 2014, market participants generally favored companies with economic sensitivity, higher debt, lower valuations, higher market capitalization, and lower expected earnings growth. This trend prevailed regardless of sector, and was particularly pronounced from approximately mid-March through July 2014.

The market rotation described above in many cases overwhelmed fundamental considerations. For example, during the second calendar quarter, many of our portfolio companies reported first quarter results which exceeded consensus expectations yet nevertheless subsequently traded lower, often significantly. For the full year, 47% of the companies in the portfolio saw consensus revenue expectations increase, as compared to 43% for the S&P 500®.

The Fund’s market capitalization distribution negatively impacted performance in 2014. The Riverbridge Growth Fund is an “All Cap” portfolio. As such, we are able to invest in companies of all sizes. We construct the portfolio on a fundamental basis, from the bottom up, continually seeking out the most attractive investment opportunities that meet all of our criteria, regardless of market capitalization. We do not allocate Fund assets to companies of specific sizes (such as small caps or large caps) based upon perceived relative attractiveness of a particular category. The Fund’s market cap distribution in 2014 was roughly evenly distributed among large‐, mid‐, and small‐capitalization companies. The Russell 3000® Growth Index, however, is more weighted toward large caps. Since large companies outperformed small ones in 2014, the Fund’s relative performance suffered.

The sector that detracted the most from the Fund’s relative performance in 2014 was Information Technology. At Riverbridge, we look for Technology companies which we believe have sustainable and predictable growth. Our investments in this sector typically have products which are embedded in other products, making them difficult to displace. In addition, we frequently invest in companies which provide software and services which help other companies be more efficient and which produce recurring revenue. We avoid manufacturers with short product cycles.

One Technology company which meets the criteria described above but which nevertheless performed poorly in 2014 was Cree (CREE, 0.86% position). Cree is a leading developer and manufacturer of LED lighting chips, bulbs, and fixtures. The stock sold off sharply as a result of a shift in their sales mix from LED chip sales to faster growing, lower margin general lighting, negatively impacting gross margins. We continue to hold Cree because we believe that their leading LED lighting technology and manufacturing enables differentiated product and competitive pricing, that the commercial and consumer lighting markets are in the early stages of a shift to LED lighting, and that competitive issues in Cree’s LED chip business are transitory in nature.

The portfolio’s Health Care holdings also detracted from performance in 2014. Our Health Care holdings typically focus on companies which make the delivery of Health Care more efficient. We invest in companies which improve outcomes at lower cost to health care providers and consumers. Examples of the types of Health Care companies in which we invest are Diagnostic, Health Care IT, and Health Care Services.

IPC Healthcare (IPCM, 1.23% position) is a prototypical Health Care holding in the Fund. IPC offers hospitalist services to primary care physicians and hospitals. The stock declined almost 30% in 2014 as a result of physician attrition and increased competition from hospitals in the hiring of hospitalists. We are maintaining our investment in IPCM because we believe that their business model reduces costs, in the form of shorter stays and fewer readmissions. As healthcare reimbursement becomes more dependent on quality and patient outcomes, IPC is well positioned to help health systems improve their performance in those areas.

Outlook

We expect continuing improvement in the U.S. economy to once again support positive returns in the broader U.S. equity markets in 2015. We and many other observers expect that strength in overall economic activity will lead the Fed to increase short-term interest rates for the first time since 2006. The greatest risk to our optimistic outlook is continued weakness in most of the economies outside of the United States. As always, geopolitical events could also influence market participants in 2015.

From a market capitalization standpoint, we would not be surprised if large caps once again outperform small caps in 2015. As a result of the performance disparity in 2014, however, as well as strong earnings growth from smaller companies, small cap stocks no longer are trading at a valuation premium relative to large caps. Consequently, we would expect the performance differential to narrow.

Riverbridge portfolio companies continue to perform fundamentally well. Our portfolio companies also possess very little debt on their balance sheets and thus should be minimally impacted should interest rates rise modestly. While keenly aware of near-term market influencing events, we will continue to position the portfolios for the next decade as opposed to the next quarter or year. The goal of the portfolio remains to outperform the Russell 3000® Growth Index over an entire economic cycle. Our Investment Team will continue to focus on companies that are expertly managed so that they may capitalize on the ever-changing global landscape and position themselves for future growth opportunities. The Riverbridge Investment Team will adhere to its disciplined, consistent investment style of investing in high quality, well managed companies with sustainable competitive advantages.

Thank you for investing in the Riverbridge Growth Fund.

The views in this Report were those of the Fund Manager at the time of writing this report and may not reflect the views of the Manager on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

Risk Disclosures: Investing involves risk, including the possible loss of principal. The Fund invests in small and medium size companies. Investments in these companies, especially smaller companies, carry greater risk than is customarily associated with larger companies for various reasons such as increased volatility of earnings and prospects, narrower markets, limited financial resources and less liquid stock. The Fund invests in foreign securities through the use of ADRs. Foreign investments involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards and less stringent regulation of securities markets. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems. The Fund will typically invest in the securities of fewer issuers. If the Fund's portfolio is over weighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over weighted in that sector.

The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price‐to‐book ratios and higher forecasted growth values. An investor cannot invest directly in an index.

Riverbridge Growth Fund
FUND PERFORMANCE at November 30, 2014 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Russell 3000® Growth Index. Results include the reinvestment of all dividends and capital gains.

The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of November 30, 2014

	1 Year	Since Inception (12/31/12)
Riverbridge Growth Fund – Institutional Class	4.28%	19.69%
Riverbridge Growth Fund – Investor Class	3.99%	19.38%
Russell 3000® Growth Index	16.45%	24.47%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 447-4470.

Gross and net expense ratios for the Institutional Class shares were 2.02% and 1.02%, respectively, and for the Investor Class shares were 2.27% and 1.27% respectively, which were the amounts stated in the current prospectus. The Fund’s Advisor’s contractual agreement to waive its fees and/or pay for operating expenses is in effect until March 31, 2015. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 1.00% redemption fee.

Riverbridge Growth Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2014

Number of Shares		Value
	COMMON STOCKS – 94.8%
	CONSUMER DISCRETIONARY – 15.1%
11,720	Burberry Group PLC ADR[1]	$604,518
28,825	Gentex Corp.	1,025,017
24,315	Grand Canyon Education, Inc.*	1,110,466
12,280	Johnson Controls, Inc.	614,000
46,685	LKQ Corp.*	1,356,199
21,630	Starbucks Corp.	1,756,572
7,550	Target Corp.	558,700
		7,025,472
	CONSUMER STAPLES – 2.6%
7,540	United Natural Foods, Inc.*	566,933
7,015	Wal-Mart Stores, Inc.	614,093
		1,181,026
	FINANCIALS – 1.9%
15,040	Portfolio Recovery Associates, Inc.*	880,141

	HEALTH CARE – 19.2%
8,810	athenahealth, Inc.*	1,033,413
37,850	Cepheid, Inc.*	2,084,778
10,525	Chemed Corp.	1,158,908
12,960	IPC The Hospitalist Co., Inc.*	571,277
23,060	MEDNAX, Inc.*	1,509,508
16,230	Neogen Corp.*	719,151
13,285	Patterson Cos., Inc.	640,071
4,260	Perrigo Co. PLC[1]	682,410
14,290	Roche Holding A.G. ADR[1]	535,303
		8,934,819
	INDUSTRIALS – 23.0%
4,635	3M Co.	742,017
19,185	Advisory Board Co.*	817,281
25,950	Beacon Roofing Supply, Inc.*	702,726
20,805	Fastenal Co.	940,386
24,565	Healthcare Services Group, Inc.	740,880
8,575	IHS, Inc. - Class A*	1,050,095
11,470	Proto Labs, Inc.*	744,403
35,740	Ritchie Bros Auctioneers, Inc.[1]	933,886
24,815	Rollins, Inc.	807,232
5,765	Roper Industries, Inc.	909,832
12,530	Stericycle, Inc.*	1,615,368
11,280	Verisk Analytics, Inc. - Class A*	699,134
		10,703,240

Riverbridge Growth Fund
SCHEDULE OF INVESTMENTS – Continued
As of November 30, 2014

Number of Shares		Value
	COMMON STOCKS (Continued)
	INFORMATION TECHNOLOGY – 27.3%
8,650	ANSYS, Inc.*	$722,448
10,215	Cabot Microelectronics Corp.*	483,170
25,345	Cisco Systems, Inc.	700,536
5,955	CoStar Group, Inc.*	1,013,898
11,030	Cree, Inc.*	400,830
16,190	Dealertrack Technologies, Inc.*	763,520
17,395	Fiserv, Inc.*	1,243,569
767	Google, Inc. - Class A*	421,144
752	Google, Inc. - Class C*	407,456
34,655	Linear Technology Corp.	1,595,170
30,755	Microsoft Corp.	1,470,397
32,460	National Instruments Corp.	1,044,887
10,055	Power Integrations, Inc.	504,359
7,535	QUALCOMM, Inc.	549,301
5,390	Ultimate Software Group, Inc.*	793,624
6,705	VMware, Inc. - Class A*	589,772
		12,704,081
	MATERIALS – 4.1%
11,082	Ecolab, Inc.	1,207,384
5,580	Praxair, Inc.	716,360
		1,923,744
	UTILITIES – 1.6%
29,435	MDU Resources Group, Inc.	721,746

	TOTAL COMMON STOCKS (Cost $37,207,308)	44,074,269

	SHORT-TERM INVESTMENTS – 3.6%
1,682,903	Fidelity Institutional Money Market Fund, 0.05%[2]	1,682,903

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,682,903)	1,682,903

	TOTAL INVESTMENTS – 98.4% (Cost $38,890,211)	45,757,172
	Other assets less liabilities – 1.6%	722,540

	TOTAL NET ASSETS – 100.0%	$46,479,712

Riverbridge Growth Fund
SCHEDULE OF INVESTMENTS – Continued
As of November 30, 2014

ADR – American Depository Receipt
PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Riverbridge Growth Fund
SUMMARY OF INVESTMENTS
As of November 30, 2014

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Information Technology	27.3%
Industrials	23.0%
Health Care	19.2%
Consumer Discretionary	15.1%
Materials	4.1%
Consumer Staples	2.6%
Financials	1.9%
Utilities	1.6%
Total Common Stocks	94.8%
Short-Term Investments	3.6%
Total Investments	98.4%
Other assets less liabilities	1.6%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Riverbridge Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2014

Assets:
Investments, at value (cost $38,890,211)	$45,757,172
Receivables:
Investment securities sold	712,925
Fund shares sold	106
Dividends and interest	43,708
Prepaid expenses	23,654
Total assets	46,537,565

Liabilities:
Payables:
Shareholder servicing fees (Note 8)	3,867
Distribution fees (Note 7)	1,809
Advisory fees	4,389
Fund accounting fees	7,999
Auditing fees	16,754
Transfer agent fees and expenses	6,601
Administration fees	6,572
Custody fees	3,841
Chief Compliance Officer fees	1,685
Legal fees	1,146
Trustees' fees and expenses	819
Accrued other expenses	2,371
Total liabilities	57,853
Net Assets	$46,479,712

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$38,611,091
Accumulated net realized gain on investments	1,001,660
Net unrealized appreciation on investments	6,866,961
Net Assets	$46,479,712

Investor Class:
Net assets applicable to shares outstanding	$8,961,575
Shares of beneficial interest issued and outstanding	641,361
Net asset value, offering and redemption price per share	$13.97

Institutional Class:
Net assets applicable to shares outstanding	$37,518,137
Shares of beneficial interest issued and outstanding	2,672,575
Net asset value, offering and redemption price per share	$14.04

See accompanying Notes to Financial Statements.

Riverbridge Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2014

Investment Income:
Dividends (net of foreign withholding taxes of $5,140)	$404,996
Interest	568
Total investment income	405,564

Expenses:
Advisory fees	328,229
Administration fees	58,699
Transfer agent fees and expenses	56,129
Fund accounting fees	53,553
Registration fees	37,312
Custody fees	21,353
Distribution fees (Note 7)	19,996
Auditing fees	16,756
Legal fees	15,401
Shareholder servicing fees (Note 8)	14,861
Chief Compliance Officer fees	13,252
Miscellaneous	9,738
Shareholder reporting fees	9,607
Trustees' fees and expenses	3,705
Offering costs	2,135
Insurance fees	600

Total expenses	661,326
Advisory fees waived	(203,751)
Net expenses	457,575
Net investment loss	(52,011)

Realized and Unrealized Gain from Investments:
Net realized gain on investments	1,054,150
Net change in unrealized appreciation/depreciation on investments	808,646
Net realized and unrealized gain on investments	1,862,796

Net Increase in Net Assets from Operations	$1,810,785

See accompanying Notes to Financial Statements.

Riverbridge Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2014	For the Period December 31, 2012* through November 30, 2013
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(52,011)	$(26,896)
Net realized gain on investments	1,054,150	165,109
Net change in unrealized appreciation/depreciation on investments	808,646	6,058,315
Net increase in net assets resulting from operations	1,810,785	6,196,528

Distributions to Shareholders:
From net realized gain
Investor class	(30,905)	-
Institutional class	(124,176)	-
Total distributions to shareholders	(155,081)	-

Capital Transactions:
Net proceeds from shares sold:
Investor class	4,510,731	5,808,885
Institutional class	17,828,817	19,894,860
Reinvestment of distributions:
Investor class	30,357	-
Institutional class	97,521	-
Cost of shares redeemed:
Investor class[1]	(2,180,288)	(147,322)
Institutional class[2]	(7,053,427)	(162,654)
Net increase in net assets from capital transactions	13,233,711	25,393,769

Total increase in net assets	14,889,415	31,590,297

Net Assets:
Beginning of period	31,590,297	-
End of period	$46,479,712	$31,590,297

Capital Share Transactions:
Shares sold:
Investor class	334,702	477,896
Institutional class	1,319,897	1,882,764
Shares reinvested:
Investor class	2,260	-
Institutional class	7,245	-
Shares redeemed:
Investor class	(161,903)	(11,594)
Institutional class	(524,878)	(12,453)
Net increase from capital share transactions	977,323	2,336,613

*	Commencement of operations.
[1]	Net of redemption fee proceeds of $957 and $1,145, respectively.
[2]	Net of redemption fee proceeds of $2,421 and $765, respectively.

See accompanying Notes to Financial Statements.

Riverbridge Growth Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2014	For the Period December 31, 2012* through November 30, 2013
Net asset value, beginning of period	$13.50	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.04)	(0.04)
Net realized and unrealized gain on investments	0.58	3.53
Total from investment operations	0.54	3.49

Less Distributions:
From net realized gain	(0.07)	-
Total distributions	(0.07)	-

Redemption fee proceeds	- [2]	0.01

Net asset value, end of period	$13.97	$13.50

Total return[3]	3.99%	35.00%[4]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$8,962	$6,293

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.72%	2.25%[5]
After fees waived and expenses absorbed	1.25%	1.25%[5]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(0.79)%	(1.37)%[5]
After fees waived and expenses absorbed	(0.32)%	(0.37)%[5]
Portfolio turnover rate	22%	9%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Riverbridge Growth Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2014	For the Period December 31, 2012* through November 30, 2013
Net asset value, beginning of period	$13.53	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.01)	(0.01)
Net realized and unrealized gain on investments	0.59	3.54
Total from investment operations	0.58	3.53

Less Distributions:
From net realized gain	(0.07)	-
Total distributions	(0.07)	-

Redemption fee proceeds	- [2]	- [2]

Net asset value, end of period	$14.04	$13.53

Total return[3]	4.28%	35.30%[4]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$37,518	$25,297

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.47%	2.00%[5]
After fees waived and expenses absorbed	1.00%	1.00%[5]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(0.54)%	(1.12)%[5]
After fees waived and expenses absorbed	(0.07)%	(0.12)%[5]
Portfolio turnover rate	22%	9%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Riverbridge Growth Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2014

Note 1 – Organization
Riverbridge Growth Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to achieve long-term capital appreciation. The Fund commenced investment operations on December 31, 2012, with two classes of shares, Investor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Riverbridge Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

The Fund incurred offering costs of approximately $27,305, which were amortized over a one‐year period from December 31, 2012 (commencement of operations).

(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended November 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Riverbridge Partners, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.75% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.25% and 1.00% of the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively. This agreement is effective until March 31, 2015, and may be terminated by the Trust’s Board of Trustees.

Riverbridge Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

For the year ended November 30, 2014, the Advisor waived $203,751 of its advisory fees The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred. At November 30, 2014, the amount of these potentially recoverable expenses was $396,828. The Advisor may recapture all or a portion of this amount no later than November 30, of the years stated below:

2016	$193,077
2017	203,751

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended November 30, 2014, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Effective October 1, 2014, Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. Prior to October 2014, Cipperman & Co. provided CCO services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended November 30, 2014, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At November 30, 2014, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$38,925,978

Gross unrealized appreciation	$7,939,865
Gross unrealized depreciation	(1,108,671)

Net unrealized appreciation on investments	$6,831,194

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Riverbridge Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2014, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ 468	$ 52,011	$ (52,479)

As of November 30, 2014, the components of accumulated earnings/deficit on a tax basis were as follows:

Undistributed ordinary income	$110,296
Undistributed long-term capital gains	927,131
Tax accumulated earnings	1,037,427

Accumulated capital and other losses	-
Net unrealized appreciation on investments	6,831,194
Total accumulated earnings	$7,868,621

The tax character of the distributions paid during the fiscal year ended November 30, 2014 and November 30, 2013, were as follows:

Distributions paid from:	2014	2013
Ordinary Income	$155,081	$-
Net long-term capital gains	-	-
Total taxable distributions	155,081

Total distributions paid	$155,081	$-

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended November 30, 2014, the Fund received $3,378 in redemption fees.

Note 6 – Investment Transactions
For the year ended November 30, 2014, purchases and sales of investments, excluding short-term investments, were $20,616,825 and $9,273,734, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. With respect to the Investor Class, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Investor Class. Institutional Class does not pay any distribution fees.

For the year ended November 30, 2014, distribution fees incurred are disclosed on the Statement of Operations.

Riverbridge Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

Note 8 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended November 30, 2014, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Riverbridge Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2014, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$44,074,269	$-	$-	$44,074,269
Short-Term Investments	1,682,903	-	-	1,682,903
Total Investments	$45,757,172	$-	$-	$45,757,172

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 11 – Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 12 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Note 13 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Fund declared the payment of a distribution to be paid, on December 30, 2014, to shareholders of record on December 29, 2014 as follows:

	Long Term Capital Gain	Short Term Capital Gain	Income
Investor Class Shares:	$ 0.27790	$ 0.03309	$ -
Institutional Class Shares:	0.27790	0.03309	-

Riverbridge Growth Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2014

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Riverbridge Growth Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of November 30, 2014, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and the period December 31, 2012 (commencement of operations) to November 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Riverbridge Growth Fund as of November 30, 2014, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and the period December 31, 2012 to November 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 28, 2015

Riverbridge Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income
For the year ended November 30, 2014, 100% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund is designated as qualified dividend income.

Corporate Dividends Received Deduction
For the year ended November 30, 2014, 100% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 447-4470. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	76	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	76	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 - present).	76	None.
Interested Trustees:
John P. Zader [a]‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	76	Investment Managers Series Trust II, a registered investment company.

Riverbridge Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-administrator for the Fund (2006 - present).	76	Investment Managers Series Trust II, a registered investment company.
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD [a] (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stratford Square, Boyerstown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Riverbridge Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement
At in-person meetings held on August 21, 2014, and September 23-24, 2014, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Riverbridge Partners, LLC (the “Investment Advisor”) with respect to the Riverbridge Growth Fund series of the Trust (the “Fund”) for an additional one-year term. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meetings, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the Russell 3000 Growth Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its Mid High Growth fund universe (the “Performance Universe”) for the one-year period ended June 30, 2014; reports comparing the investment advisory fees and total expenses of the Fund to those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Mid-Cap Growth fund universe (the “Expense Universe”); and information about the Investment Advisor’s policies and procedures, including its compliance manual and brokerage and trading procedures. The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund. The Board observed that the materials they reviewed indicated that the total return of the Fund for the one-year period was below the return of the Russell 3000 Growth Index by 767 basis points, the Performance Universe median return by 530 basis points, and the Performance Peer Group median return by 495 basis points. In considering the Fund’s performance the Trustees noted that the Fund was a “stock-picking” Fund, that it had performed well at the beginning of the period, that performance results were reported for a relatively short period, and that performance over a longer term would be more meaningful.

The Board also considered the overall quality of services provided by Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure and compliance procedures. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

Riverbridge Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of the Fund. With respect to the advisory fees paid by the Fund, the Board noted that the meeting materials indicated that the investment advisory fees (gross of fee waivers by the Investment Advisor) were lower than the median of the Expense Peer Group and the same as the median of the Expense Universe. The Board also considered that the investment advisory fee charged by the Investment Advisor to the Fund was lower than the Investment Advisor’s standard fee for institutional separate accounts managed using the same investment strategies as those used by the Fund. In considering the total expenses paid by the Fund, the Board observed that the total expenses (net of fee waivers) were lower than the median expenses for the Expense Peer Group and slightly higher than the median expenses for the Expense Universe (by one basis point). The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended June 30, 2014, noting that the Investment Advisor had not realized any profit with respect to the Fund. The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund (other than investment advisory fees), including research services made available to it by broker-dealers that provide execution services to the Fund, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Riverbridge Growth Fund
EXPENSE EXAMPLE
For the Six Months Ended November 30, 2014 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Investor Class only), and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014.

Actual Expenses
The information in the rows titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the rows titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Investor Class	6/1/14	11/30/14	6/1/14 – 11/30/14*
Actual Performance	$1,000.00	$1,063.20	$6.46
Hypothetical (5% annual return before expenses)	1,000.00	1,018.80	6.32

Institutional Class	6/1/14	11/30/14	6/1/14 – 11/30/14*
Actual Performance	$1,000.00	$1,064.40	$5.17
Hypothetical (5% annual return before expenses)	1,000.00	1,020.06	5.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% and 1.00% Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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RIVERBRIDGE GROWTH FUND
 a series of Investment Managers Series Trust

Investment Advisor
Riverbridge Partners, LLC
 1200 IDS Center
80 South Eighth Street
Minneapolis, Minnesota 55402

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
 Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
 Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
 Milwaukee, Wisconsin  53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Riverbridge Growth Fund - Investor Class	RIVRX	46141P 305
Riverbridge Growth Fund - Institutional Class	RIVBX	46141P 404

Privacy Principles of the Riverbridge Growth Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Riverbridge Growth Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 447-4470 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 447-4470 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Riverbridge Growth Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 447-4470

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-447-4470.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2014	FYE 11/30/2013
Audit Fees	$14,250	$13,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2014	FYE 11/30/2013
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2014	FYE 11/30/2013
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	2/6/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	2/6/2015

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	2/6/2015